Exhibit 10.2

EXECUTION COPY

WAIVER TO LOAN AND SECURITY AGREEMENT

This Waiver to Loan and Security Agreement (this “Waiver”) dated as of July 10, 2015, is by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and INTERSECTIONS INC., a Delaware corporation (“Borrower”).

W I T N E S S E T H:

WHEREAS, Borrower and Bank are party to that certain Loan and Security Agreement dated as of October 7, 2014 as amended by a First Amendment to Loan Agreement dated as of April 21, 2015 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”); and

WHEREAS, Borrower has notified Bank that pursuant to a certain Stipulated Final Judgment and Order with an effective date of July 6, 2015 (being the date entered into the docket) attached hereto as Exhibit A (the “Order”), Borrower has been ordered to pay to the Consumer Financial Protection Bureau (“CFPB”) a $1,200,000 civil penalty in three installments of $400,000 (collectively, the “Order Payments”), to reserve or deposit into a segregated deposit account $55,000 to be used for consumer refunds, with any surplus being paid to the CFPB, and to comply with certain other obligations; and

WHEREAS, the last $400,000 installment (the “Last Installment”) is due sixty (60) days from the effective date of the Order; and

WHEREAS, the failure to discharge, satisfy or pay the Order within thirty (30) days of the effective date would constitute an Event of Default under Section 8.7 of the Loan Agreement; and

WHEREAS, Section 8.7 also provides that no Advances will be made prior to the satisfaction, payment or discharge of the Order; and

WHEREAS, Borrower has requested that Bank waive the requirement under Section 8.7 that the Order be discharged, paid or satisfied within thirty (30) days as to the Last Installment which is not due until sixty (60) days after the effective date of the Order and that Advances be made prior to the date the Order is satisfied, paid and discharged so long as Borrower otherwise satisfies the applicable conditions to Advances as set for in the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Waiver. Subject to the satisfaction of all of the conditions precedent described in Section 3 below, Bank hereby waives, as to the last installment due pursuant to the Order, the requirement under Section 8.7 that the Order be discharged, paid or satisfied within thirty (30) days and agrees that Advances may be made prior to the date the Order is satisfied, paid and discharged so long as Borrower otherwise satisfies the applicable conditions to Advances as set for in the Loan Agreement, and provided that Borrower pays all of the Order Payments on or prior to the date such Order Payments are due pursuant to the Order.

3. Conditions Precedent to Effectiveness. This Waiver shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of Bank:

(a) This Waiver shall have been duly executed and delivered by the respective parties hereto. Bank shall have received a fully executed copy hereof.

(b) All necessary consents and approvals to this Waiver shall have been obtained by the Loan Parties.

(c) After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing.

(d) Bank shall have received the costs and expenses required to be paid pursuant to Section 5 of this Waiver (including the reasonable and documented fees and disbursements of legal counsel required to be paid thereunder).

4. Representations and Warranties. Borrower hereby represents and warrants to Bank as follows:

(a) This Waiver is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Credit Party that is a party thereto, will be the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and equitable principals (whether enforcement is sought by proceedings in equity or at law).

(b) Its representations and warranties set forth in this Waiver, the Loan Agreement and the other Loan Documents to which it is a party are (i) to the extent qualified by materiality, true and correct in all respects (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in material respects as of such earlier date) and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c) The execution and delivery by each Credit Party of this Waiver, the performance by such Credit Party of its obligations hereunder and the performance of Borrower under the Loan Documents (i) have been duly authorized by all necessary organizational action on the part of such Credit Party and (ii) will not (A) violate any provisions of the certificate of incorporation or formation or organization or by-laws or limited liability company agreement or limited partnership agreement of such Credit Party or (B) constitute a violation by such Credit Party of any applicable material Requirement of Law.

Each Credit Party acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationship with each Credit Party in connection with this Waiver and in connection with the other Loan Documents. Each Credit Party understands and acknowledges that Bank is entering into this Waiver in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and agrees that such reliance is reasonable and appropriate.

5. Payment of Costs and Expenses. Borrower shall pay to Bank all reasonable costs and out-of-pocket expenses of every kind in connection with the preparation, negotiation, execution and delivery of this Waiver and any documents and instruments relating hereto or thereto (which costs include, without limitation, the reasonable and documented fees and expenses of any attorneys retained by the Bank).

6. Choice of Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party hereto submits to the exclusive jurisdiction of the State and Federal courts in the Southern District of the State of New York; provided, however, that nothing in the Loan Agreement as amended by this Waiver shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS WAIVER, THE OTHER LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS WAIVER, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

7. Counterpart Execution. This Waiver may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Waiver. Delivery of an executed counterpart of this Waiver by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) shall be equally as effective as delivery of an original executed counterpart of this Waiver. Any party delivering an executed counterpart of this Waiver by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) also shall deliver an original executed counterpart of this Waiver but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver.

8. Effect on Loan Documents.

(a) The waiver set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Loan Agreement or of any Loan Documents or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Loan Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Each Credit Party hereby ratifies and reaffirms its obligations under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, and agrees that none of the waivers to the Loan Agreement set forth in this Waiver shall impair such Credit Party’s obligations under the Loan Documents or Bank’s rights under the Loan Documents. Each Credit Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guaranty or any other Loan Document to Bank, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Each Credit Party acknowledges and agrees that the Loan Agreement and each other Loan Document is still in full force and effect, as amended hereby, and acknowledges as of the date hereof that such Credit Party has no defenses to enforcement of the Loan Documents. Each Credit Party waives any and all defenses to enforcement of the Loan Agreement as amended hereby and each other Loan Documents that might otherwise be available as a result of this Waiver.

(b) This Waiver is a Loan Document.

9. Entire Agreement. This Waiver constitutes the entire agreement between the Loan Parties and Bank pertaining to the subject matter contained herein and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect hereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Waiver.

10. Severability. The provisions of this Waiver are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Waiver in any jurisdiction.

[SIGNATURE PAGES FOLLOW]

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

INTERSECTIONS INC.

By:

Name:	Ronald L. Barden

Title:	CFO

BANK:

SILICON VALLEY BANK

By:

Name:	JACK GAZIANO

Title:	MANAGING DIRECTOR

Signature Page 2 to Waiver to Loan and Security Agreement

ACKNOWLEDGED AND AGREED:

GUARANTORS:

CAPTIRA ANALYTICAL, LLC, a Delaware limited liability company

By:

Name:	Ronald L. Barden
Title:	CFO

CREDITCOMM SERVICES LLC, a Delaware limited liability company

By:

Name:	Ronald L. Barden
Title:	CFO

i4c INNOVATIONS INC., a Delaware corporation

By:

Name:	Ronald L. Barden
Title:	CFO

INTERSECTIONS ARIZONA HOLDINGS INC., a Delaware corporation

By:

Name:	Ronald L. Barden
Title:	CFO

INTERSECTIONS ENTERPRISES INC., a Delaware corporation

By:

Name:	Ronald L. Barden
Title:	CFO

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INTERSECTIONS HOLDINGS INC., a Delaware corporation

By:

Name:	Ronald L. Barden
Title:	CFO

INTERSECTIONS INSURANCE SERVICES INC., an Illinois corporation

By:

Name:	Ronald L. Barden
Title:	CFO

INTERSECTIONS MARKETING SERVICES INC., a Delaware corporation

By:

Name:	Ronald L. Barden
Title:	CFO

SCREENING INTERNATIONAL HOLDINGS LLC, a Delaware limited liability company

By:

Name:	Ronald L. Barden
Title:	CFO

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EXHIBIT A

ORDER

(see attached)

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